UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2015

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2015

Semiannual Report

to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA
Contents
3 Letter to the Shareholders
8 Outlook Interview with the Portfolio Manager
9 Performance Summary
10 Schedule of Investments
15 Statement of Assets and Liabilities
16 Statement of Operations
17 Statement of Changes in Net Assets
18 Financial Highlights
20 Notes to Financial Statements
30 Report of Annual Meeting of Stockholders
31 Amended and Restated Bylaws
32 Additional Information
34 Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in European equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. Potential developments in Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the six months ended June 30, 2015, the European Equity Fund's total return in U.S. dollars (USD) was 1.26% based on net asset value and 4.59% based on market price. During the same period, the total return of the Fund's benchmark, the MSCI Europe Index, was 3.82%.1 In euro terms, returns were 10.16% for the Fund and 12.75% for the benchmark. The Fund's discount to net asset value averaged 9.77% for the six months ended June 30, 2015, compared with 9.88% for the six months ended June 30, 2014.

Monetary policy, economic growth, the Greek debt crisis and company earnings were among the factors moving equity markets during the first half of 2015. The year started with a powerful rally in European equity markets driven by the European Central Bank's (ECB's) launch of its quantitative easing program, the weak euro and improving Eurozone economic data.2,3

In January, the ECB decided to expand its asset purchase program and include government bonds, agencies and European institutional debt to a level of EUR 60 billion per month, starting in March. The intention is to continue at this pace until at least September 2016. The currency markets reacted with a significant further weakening of the euro in January and February. Two months later, the U.S. Federal Reserve Board (the Fed) contradicted investor expectations by not excluding the possibility of interest rate increases this year. This led to a strong sell-off in the bond markets. ECB President Mario Draghi then disappointed some investors with his assessment that there was no reason to adjust the ECB's policy, despite the volatility in credit markets.

Economic growth indicators generally improved in Europe during the period. Eurozone gross domestic product (GDP) gradually expanded, with Germany and Spain delivering the highest growth, while France accelerated in Q2.4 PMIs and the German Ifo index advanced further, with the Eurozone PMI reaching a new high for the year at 54.2.5,6 Consumer confidence was also up for the Eurozone as a whole. The spillover from low oil prices had a positive effect on consumer confidence. Lastly, overall credit growth continued to improve.

The two key growth drivers for European exporters continued to be the U.S. and China. The former delivered solid growth and lead indicators remained at expansionary levels. In China, economic activity has been weak since December, even with some fiscal as well as monetary support. In addition to the easing from the monetary policy side, the Chinese government introduced measures to support the housing market.

On the political front in Europe, some structural reforms were enforced in France. More important, Italy was able to pass controversial labor laws allowing for more flexibility. In the U.K., Prime Minister David Cameron's pro-business Conservatives won a further five years in power with an absolute majority. Unfortunately, these positive events were drowned out by political events in Greece. At the end of June, Greece became the first advanced economy to default on an International Monetary Fund (IMF) loan. Renegotiations of the Greek government debt are underway.

While the macro picture turned mixed in Q2, two bottom-up trends continued to support equity markets. Merger & acquisition (M&A) activity picked up strongly in Europe and North America. Global M&A rose by the fastest pace since 2007. A key driver of stock prices was the recovery of earnings; the Q1 earnings season reported in April/May was especially positive. Surprisingly, sales estimates were beaten by a wide margin despite the low economic growth path. Profits also exceeded estimates and led to further positive momentum in earnings revisions.

Given the above-described environment, a cyclical recovery seems likely. Portfolio changes were therefore aimed at reducing the defensive positioning. Within the cyclical consumer discretionary and industrial sectors we replaced a number of positions with stocks that offer more recovery potential. In addition, we further reduced our financials underweight by increasing the bank positions driven by the positive fallout from the ECB's QE program.7 This was sourced by reductions in the technology and health care sectors.

In terms of performance, the portfolio adaptation towards beneficiaries of a recovery helped to mitigate a stronger underperformance in the robust Q1 market rally. All three months delivered positive market returns, a challenging environment for a more defensive strategy in terms of relative performance. However, the portfolio was able to outperform the market in January and March, while lagging in February. In Q2, the portfolio lagged, as we chose not to chase the low-quality rally in April/May. Overall, our more defensive strategy will always result in a performance challenge in bull markets, while bear markets should be beneficial for relative performance.

Ten Largest Equity Holdings at June 30, 2015 (29.0% of Net Assets)	Country	Percent
1. BNP Paribas S.A.	France	3.2%
2. Societe BIC	France	3.1%
3. Vodafone Group PLC	United Kingdom	3.0%
4. KBC Groep NV	Belgium	3.0%
5. Orange S.A.	France	2.9%
6. Essilor International	France	2.8%
7. Smith & Nephew	United Kingdom	2.8%
8. Royal Dutch Shell	Netherlands	2.8%
9. GrandVision NV	Netherlands	2.7%
10. Komercni banka as	Czech Republic	2.7%
Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.
For more details about the Fund's Schedule of Investments, see page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

While the Greek debt crisis will continue to be a factor in terms of uncertainty within the Eurozone, growth is likely to improve throughout the year. Structural reforms in other periphery economies should yield benefits, and oil prices and the euro are expected to remain supportive. In addition, investor sentiment towards Europe is improving as evidenced by capital flows.

From a bottom-up point of view, the advantages of a weakened euro should increasingly be reflected in company earnings. While valuation levels are no longer inexpensive in price-to-earnings terms relative to history, the Q2 earnings season will be important for the direction of the market. With increasing earnings growth and an average dividend yield of 3.4%, European stocks are attractive relative to other asset classes.

Sincerely,

Christian Strenger Chairman	Gerd Kirsten Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and the index does not reflect any fees or expenses. It is not possible to invest directly in the MSCI Europe Index.

2 Quantitative easing is a policy enacted by a central bank in an effort to stimulate the economy.

3 The Eurozone refers to a currency union among the 19 members of the European Union states that have adopted the euro as their sole currency.

4 Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

5 Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

6 The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

7 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting in a given sector or security vs. the benchmark.

Outlook Interview with the

Portfolio Manager (Unaudited)

Portfolio Manager

Gerd Kirsten

Question: What will be the fallout for the Eurozone from the Greek debt crisis?

Answer: Greece now accounts for less than 2% of Eurozone GDP. A continuation of the economic recession would have a small impact on the Eurozone growth outlook. An orderly exit of Greece from the Eurozone could even pave the way for a more responsible monetary union of the Eurozone.

Question: You were early in warning about China, but the slowdown now seems to be accelerating. Has your view changed in terms of exposure of European exporters?

Answer: The slowdown seems to be worse than even we had expected. The industrial side is being hit hardest, but now consumption is also affected. Luxury has been weak for a while due to the anticorruption drive, and at present demand for cars is hardest hit. We had already largely reduced our exposure and sold ball-bearing manufacturer SKF in Q2. There are no companies with more than 10% of revenues from China in the portfolio. Stock picking is key, as the auto sector shows. Volkswagen and BMW have dramatic declines in sales in China, while Daimler has much less exposure and is gaining market share. Only the latter is in the portfolio.

Question: Which sectors should benefit most from a European recovery?

Answer: Given the structurally low growth environment, we do not anticipate a typical cyclical recovery for Europe. In fact, cyclical sectors such as materials, energy and industrials continue to underperform. We prefer consumer-related sectors as spending power is increasing due to wage growth and lower oil prices.

Performance Summary June 30, 2015 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for The European Equity Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/15
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	1.26%	(6.19)%	9.26%	3.68%
Market Price(a)	4.59%	(4.46)%	10.67%	4.01%
MSCI Europe Index(b)	3.82%	(7.65)%	10.02%	5.03%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2015 was 1.69%.

b The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/15	As of 12/31/14
Net Asset Value	$9.33	$9.32
Market Price	$8.51	$8.23

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Six Months as of 6/30/15: Income	$0.10
Capital Gains	$—

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of June 30, 2015 (Unaudited)
	Shares	Value ($)

Common Stocks 99.1%
France 20.5%
Aerospace & Defense 0.8%
Zodiac Aerospace	19,000	617,659
Banks 3.2%
BNP Paribas S.A.	43,000	2,592,263
Commercial Services & Supplies 3.1%
Societe BIC	16,000	2,547,230
Construction Materials 1.4%
Imerys	15,000	1,145,586
Diversified Telecommunication Services 2.9%
Orange S.A.	152,000	2,336,950
Health Care Equipment & Supplies 2.8%
Essilor International	19,000	2,263,339
Insurance 2.0%
AXA	66,000	1,662,803
Media 4.3%
Lagardere SCA	58,000	1,689,188
Publicis Groupe	25,000	1,845,851
		3,535,039
Total France (Cost $15,219,211)		16,700,869

Germany 18.4%
Automobiles 2.5%
Daimler	22,000	1,999,576
Chemicals 2.2%
Evonik Industries	48,000	1,828,929
Diversified Telecommunication Services 2.4%
Telefonica Deutschland Holding	342,000	1,968,470
Electrical Equipment 1.2%
OSRAM Licht Group	21,000	1,004,258
Insurance 2.5%
Allianz SE	12,902	2,006,623
Multi-Utilities 1.7%
E.ON SE	105,000	1,396,913
Pharmaceuticals 1.0%
Merck	8,000	796,054
Software 2.5%
SAP SE	29,000	2,021,085
Thrifts & Mortgage Finance 2.4%
Aareal Bank	50,000	1,960,521
Total Germany (Cost $15,306,802)		14,982,429

United Kingdom 15.4%
Airlines 1.9%
easyJet PLC	63,000	1,530,999
Banks 2.6%
Lloyds Banking Group PLC	1,600,000	2,143,820
Health Care Equipment & Supplies 2.8%
Smith & Nephew	134,000	2,262,216
Household Products 2.7%
Reckitt Benckiser Group	25,000	2,156,647
Media 2.4%
ITV PLC	470,000	1,945,242
Wireless Telecommunication Services 3.0%
Vodafone Group PLC	687,000	2,482,139
Total United Kingdom (Cost $11,096,688)		12,521,063

Netherlands 11.9%
Banks 2.0%
ING Groep NV	98,000	1,615,821
Construction & Engineering 1.8%
Arcadis NV	52,700	1,447,411
Oil, Gas & Consumable Fuels 2.8%
Royal Dutch Shell	79,000	2,243,935
Personal Products 1.5%
Unilever NV	29,000	1,206,032
Semiconductors & Semiconductor Equipment 1.1%
ASML Holding NV	9,000	928,826
Specialty Retail 2.7%
GrandVision NV 144A*	90,000	2,220,366
Total Netherlands (Cost $10,761,204)		9,662,391

Switzerland 10.2%
Capital Markets 1.2%
Partners Group Holding	3,300	986,049
Chemicals 2.5%
Syngenta	5,000	2,031,216
Life Sciences Tools & Services 2.3%
Lonza Group*	14,000	1,869,361
Pharmaceuticals 2.0%
Novartis	16,000	1,576,224
Specialty Retail 2.2%
Dufry*	13,000	1,809,493
Total Switzerland (Cost $8,235,103)		8,272,343

Spain 5.9%
Construction & Engineering 2.2%
Ferrovial S.A.	83,000	1,797,256
Electric Utilities 3.7%
Endesa S.A.	94,000	1,796,321
Red Electrica	15,000	1,200,360
		2,996,681
Total Spain (Cost $4,320,248)		4,793,937

Belgium 4.6%
Banks 3.0%
KBC Groep NV*	37,000	2,469,055
Beverages 1.6%
Anheuser-Busch InBev NV	11,000	1,316,477
Total Belgium (Cost $3,221,182)		3,785,532

Sweden 3.9%
Household Products 2.0%
Svenska Cellulosa SCA	65,000	1,649,571
Machinery 1.9%
Sandvik	140,000	1,544,713
Total Sweden (Cost $3,354,242)		3,194,284

Denmark 3.6%
Chemicals 2.6%
Christian Hansen Holding	44,000	2,144,019
Construction & Engineering 1.0%
FLSmidth & Co.	17,000	816,954
Total Denmark (Cost $2,820,028)		2,960,973

Czech Republic 2.7%
Banks 2.7%
Komercni banka as (Cost $2,207,705)	10,000	2,211,664

Norway 2.0%
Diversified Telecommunication Services 2.0%
Telenor (Cost $1,764,518)	75,000	1,635,775
Total Common Stocks (Cost $78,306,931)		80,721,260

Cash Equivalents 0.2%
Central Cash Management Fund, 0.09% (Cost $163,287) (a)	163,287	163,287

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $78,470,218)**	99.3	80,884,547
Other Assets and Liabilities, Net	0.7	582,919
Net Assets	100.0	81,467,466

* Non-income producing security.

** The cost for federal income tax purposes was $78,625,480. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $2,259,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,380,046 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,120,979.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (b)
France	$16,700,869	$—	$—	$16,700,869
Germany	14,982,429	—	—	14,982,429
United Kingdom	12,521,063	—	—	12,521,063
Netherlands	9,662,391	—	—	9,662,391
Switzerland	8,272,343	—	—	8,272,343
Spain	4,793,937	—	—	4,793,937
Belgium	3,785,532	—	—	3,785,532
Norway	3,194,284	—	—	3,194,284
Sweden	2,960,973	—	—	2,960,973
Denmark	2,211,664	—	—	2,211,664
Czech Republic	1,635,775	—	—	1,635,775
Short-Term Instruments (b)	163,287	—	—	163,287
Total	$80,884,547	$—	$—	$80,884,547

There have been no transfers between fair value measurement levels during the period ended June 30, 2015.

(b) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2015 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $78,306,931)	$80,721,260
Investment in Central Cash Management Fund (cost $163,287)	163,287
Total investments, at value (cost $78,470,218)	80,884,547
Foreign currency, at value (cost $1,588,214)	1,587,000
Dividends receivable	124,105
Foreign taxes recoverable	177,500
Interest receivable	5,294
Other assets	19,930
Total assets	82,798,376
Liabilities
Payable for investments purchased	1,115,187
Payable for Directors' fees and expenses	54,818
Investment advisory fee payable	54,311
Payable for fund shares repurchased	25,730
Administration fee payable	14,304
Accrued expenses and other liabilities	66,560
Total liabilities	1,330,910
Net assets	$81,467,466
Net Assets Consist of
Undistributed net investment income	1,110,131
Accumulated net realized loss on investments and foreign currency	(20,286,524)
Net unrealized appreciation (depreciation) on: Investments	2,414,329
Foreign currency	(12,049)
Paid-in capital	98,241,579
Net assets	$81,467,466
Net Asset Value
Net assets value per share ($81,467,466 ÷ 8,735,117 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$9.33

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2015 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $211,046)	$1,802,861
Income distributions — Central Cash Management Fund	851
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	37,121
Total investment income	1,840,833
Expenses: Investment advisory fee	319,356
Administration fee	84,160
Custodian fee	33,482
Services to shareholders	11,680
Reports to shareholders, shareholder meeting and tender offer expenses	43,038
Directors' fees and expenses	78,601
Legal fees	55,287
Audit and tax fees	44,375
NYSE listing fee	11,771
Insurance	7,931
Miscellaneous	19,742
Net expenses	709,423
Net investment income	1,131,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	731,604
Foreign currency	(92,780)
Futures	(427,004)
Net realized gain (loss)	211,820
Change in net unrealized appreciation (depreciation) on: Investments	(343,294)
Foreign currency	2,450
Change in net unrealized appreciation (depreciation)	(340,844)
Net gain (loss)	(129,024)
Net increase (decrease) in net assets resulting from operations	$1,002,386

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations: Net investment income (loss)	$1,131,410	$870,610
Operations: Net investment income (loss)	$1,131,410	$870,610
Net realized gain (loss)	211,820	13,705,696
Change in net unrealized appreciation (depreciation)	(340,844)	(18,328,181)
Net increase (decrease) in net assets resulting from operations	1,002,386	(3,751,875)
Distributions to shareholders from: Net investment income	(863,193)	(1,051,114)
Capital share share transactions: Net proceeds from reinvestment of dividends	272,212	302,016
Shares accepted for tender	(4,351,740)	—
Shares repurchased	(241,974)	(4,317,420)
Net increase (decrease) in net assets from capital share transactions	(4,321,502)	(4,015,404)
Total increase (decrease) in net assets	(4,182,309)	(8,818,393)
Net assets at beginning of period	85,649,775	94,468,168
Net assets at end of period (including undistributed net investment income of $1,110,131 and $841,914, as of June 30, 2015 and December 31, 2014, respectively)	$81,467,466	$85,649,775
Other Information
Shares outstanding at beginning of period	9,190,586	9,652,610
Shares reinvested	31,616	33,043
Shares accepted for tender	(459,529)	—
Shares repurchased	(27,556)	(495,067)
Shares outstanding at end of period	8,735,117	9,190,586

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
	Six Months Ended 6/30/15 (Unaudited)		2014		2013	2012		2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$9.32		$9.79		$7.83	$6.74		$8.18		$8.08
Income (loss) from investment operations: Net investment income (loss)a	.13		.09		.10	.12		.11		.07
Net realized and unrealized gain (loss) on investments and foreign currency	(.03)		(.50)		1.84	1.23		(1.57)		.06
Total from investment operations	.10		(.41)		1.94	1.35		(1.46)		.13
Less distributions from: Net investment income	(.10)		(.11)		—	(.29)		(.01)		(.06)
Accretion resulting from tender offer	.01		—		—	.01		.01		—
Dilution in net asset value from dividend reinvestment	(.00	)***	(.00	)***	(.01)	(.00	)***	—		(.01)
Increase resulting from share repurchases	.00	***	.05		.03	.02		.02		.04
Net asset value, end of period	$9.33		$9.32		$9.79	$7.83		$6.74		$8.18
Market value, end of period	$8.51		$8.23		$8.94	$7.03		$5.94		$7.58
Total Investment Return for the Periodb
Based upon market value (%)	4.59	**	(6.83)		27.17	23.44		(21.56)		8.32
Based upon net asset value (%)	1.26	**	(3.65)		25.03	21.17		(17.52	)c	1.99	d
Ratio to Average Net Assets
Ratio of expenses before expense reductions (%)	1.69	*	1.59		1.61	1.79		1.60		1.63
Ratio of expenses after expense reductions (%)	1.69	*	1.59		1.61	1.79		1.60		1.41
Ratio of net investment income (%)	1.33	**	.95		1.14	1.59		1.42		1.00
Portfolio turnover (%)	55	**	107		77	87		73		67
Net assets at end of period ($ thousands)	81,467		85,650		94,468	77,511		72,021		94,080

a Based on average shares outstanding during the period.
b Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
c Includes a reimbursement from the Advisor for losses on investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005 per share.

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of June 30, 2015) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2015.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2015, the exchange rate was EUR €1.00 to USD $1.11.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $19,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

In addition, from November 1, 2014 through December 31, 2014, the Fund elects to defer qualified late year losses of approximately $1,241,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2015, the Fund used futures contracts for hedging purposes, for risk management and as a substitute for direct investment in a particular asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of June 30, 2015. For the period ended June 30, 2015, the investment in futures contracts sold had a notional value indicative of a range from $0 to approximately $9,169,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2015, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of June 30, 2015. For the six months ended June 30, 2015, the investment in purchased option contracts had a total value indicative of a range from $0 to approximately $934,000.

The following table summarizes the amount of realized gains and losses on derivative instruments recognized in the Fund's earnings during the six months ended June 30, 2015, and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Futures Contracts	Total
Equity Contracts (a) (b)	$(576,418)	$(427,004)	$(1,003,422)
The above derivatives are located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options)
(b) Net realized gain (loss) from futures

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2015, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.76% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

DeAWM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DSC aggregated $11,680, of which $2,735 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2015, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $15,185, of which $7,375 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2015, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or DeAWMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2015 were $45,235,956 and $48,603,628, respectively.

E. Capital

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund purchased 27,556 and 495,067 of its shares of common stock on the open market at a total cost of $241,974 and $4,317,420 ($8.78 and $8.72 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.00% and 9.88%, respectively.

During the six months ended June 30, 2015, the Fund accepted 459,529 tendered shares of common stock on the open market at a total cost of $4,351,740 at a repurchase price of $9.47 per share, which was equal to 98% of the NAV per share on February 23, 2015.

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund issued for dividend reinvestment 31,616 and 33,043 shares, respectively. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.94% and 9.95%, respectively.

F. Share Repurchases and Tender Offers

On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase 550,000 shares during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 460,147 shares between August 1, 2013 and July 31, 2014. On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 235,849 shares between August 1, 2014 and June 30, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a new series of up to four consecutive semiannual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV per share. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the 12-week measurement period. During the fourth measurement period that commenced on April 7, 2014 and expired on June 27, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

On July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund would initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for up to 5% of the Fund's shares outstanding at 98% of the Fund's NAV per share. The terms of the Discount Management Program required the Fund to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during a 15-week measurement period determined by the Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of 10.93%. Therefore, the Fund conducted a tender offer which commenced on January 22, 2015 and expired on February 20, 2015. The Fund accepted 459,529 shares (which represent 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on February 23, 2015. Approximately 4,372,566 shares of common stock, or approximately 47.58% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 10.51% of the tendered shares were accepted for payment. The shares accepted for payment received cash as a repurchase price of $9.47 per share, which was equal to 98% of the NAV per share on February 23, 2015.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2015, there were three shareholders that held approximately 12%, 8% and 5%, respectively, of the outstanding shares of the Fund.

Report of Annual Meeting

of Stockholders (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The European Equity Fund, Inc. was held on June 26, 2015. At the close of business on May 12, 2015, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 8,719,125 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 7,129,157 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class I Directors, each to serve for a term of three years and until his successor is elected and qualifies.
	Number of Votes:
	For	Withheld
Dr. Wilhem Bender	6,231,003	873,767
Mr. Detlef Bierbaum	6,242,662	862,107
Mr. Walter C. Dostmann	6,235,454	869,315

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2015.
Number of Votes:
For	Against	Abstain
7,049,779	40,506	38,872

3. To approve a stockholder proposal asking the Fund to take steps to declassify the Board of Directors of the Fund.
Number of Votes:
For	Against	Abstain
3,302,639	816,119	241,856

In light of the vote on the stockholder proposal, which is an advisory proposal, the Board of Directors intends to carefully evaluate the declassification of the Fund's Board of Directors.

Amended and Restated Bylaws (Unaudited)

On May 1, 2015, the Fund announced that the Board had approved amended and restated bylaws of the Fund. The amended and restated bylaws reflect a number of changes, including changes to: (1) the period of time during which a stockholder's notice of director nominations or proposals of other business to be brought before an annual meeting of the Fund's stockholders must be submitted to the secretary of the Fund in order to be "timely"; (2) the requirements for provision of information by a stockholder with respect to stockholder proposals for nominations or other business to be considered at a stockholder meeting, and to the procedures for the verification and updating of such information by such stockholder upon the written request of the Secretary or Board of the Fund; and (3) the Fund's director qualification provisions. In addition, the amended and restated bylaws add an exclusive forum provision for certain actions against the Fund and its Directors, officers or employees (specifying that the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, would be the sole and exclusive forum for such actions).

Additional Information

Automated Information Lines	Deutsche AWM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DeAWM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
Proxy Voting
A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.

Investment Management
Deutsche Asset & Wealth Management International GmbH ("DeAWMI" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DeAWMI provides a full range of investment advisory services to both institutional and retail clients.
DeAWMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DeAWMI. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan
The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:
DeAWM Service Company
P.O. Box 219066
Kansas City, MO 64105
Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

Privacy Notice
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	The European Equity Fund, Inc.
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:
— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).
— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).
— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).
Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.
The European Equity Fund, Inc. is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

Deutsche Asset
& Wealth Management

345 Park Avenue
New York, NY 10154-00100

EEA-3
(R-028303-4 8/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	-	-	-	741,707
February 1 through February 28	459,259	$9.47	459,259	741,707
March 1 through March 31	6,833	$8.73	6,833	734,874
April 1 through April 30	5,100	$8.86	5,100	729,774
May 1 through May 31	6,200	$8.84	6,200	723,574
June 1 through June 30	9,423	$8.70	9,423	714,151
Total	486,815	$9.44	486,815

On July 28, 2014, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015. Under this plan, the Fund repurchased 235,849 shares in open market transactions from August 1, 2014 to June 30, 2015.

On July 27, 2015, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 874,000 shares during the period from August 1, 2015 through July 31, 2016.

In addition, on July 28, 2014 the Fund announced that its Board adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of net asset value (“NAV”). The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Fund’s Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of 10.93%. Therefore, the Fund conducted a tender offer which commenced on January 22, 2015 and expired on February 20, 2015. The Fund accepted 459,259 shares (which represented 5% of the Fund's outstanding common shares) at a price equal to 98% of NAV per shares as of the close of the regular trading session of the New York Stock Exchange on February 23, 2015. The shares accepted for payment received cash at a repurchase price of $9.47 per share.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 21, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 21, 2015